PREMISES AND EQUIPMENT (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Land	$ 5,509,342	$ 4,916,251
Building and improvements	16,148,785	13,424,230
Furniture and equipment	6,681,230	5,820,318
Automobiles	294,225	245,363
Total cost	28,633,582	24,406,162
Less accumulated depreciation	8,851,346	7,965,260
Premises and equipment, net	$ 19,782,236	$ 16,440,902